UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

ALLIANCEBERNSTEIN CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2009

Date of reporting period: April 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Corporate Income Shares

April 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 15, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Corporate Income Shares (the “Fund”) for the annual reporting period ended April 30, 2009. Please note that shares of this Fund are offered exclusively through registered investment advisers approved by the Adviser.

Investment Objective and Policies

The Fund’s investment objective is high current income. The Fund invests, under normal circumstances, at least 80% of its net assets in US corporate bonds. The Fund may also invest in US Government securities (other than US Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to US Government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Fund will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers. The Fund also may invest in convertible debt securities; invest up to 10% of its assets in inflation-protected securities; invest up to 5% of its net assets in preferred stock; purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero coupon securities and payment-in-kind debentures; and make secured loans of portfolio securities.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Capital US Credit Index, for the six and 12-month periods ended April 30, 2009.

The Corporate Income Shares Fund underperformed its benchmark for the six- and 12-month periods as the credit crisis intensified and spreads continued to widen across non-government sectors of the fixed-income markets. Corporate security selection, particularly an overweight to financials which underperformed, detracted from performance for both periods. The Fund’s overweight in BBB-rated issues and underweight in the non-corporate portion of the credit index detracted for the 12-month period but helped for the six-month period, as credit markets rallied strongly in April. Lastly, the Fund’s underweight in long-maturity corporates and an allocation to Treasuries hurt during the six-month period and helped for the 12-month period ended April 30, 2009.

Market Review and Investment Strategy

Extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in mid-September accelerated into the fourth quarter of 2008 as massive global deleveraging continued. Tumult in the financial markets bled into the real economy, in

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	1

the US and across the globe. Economic data for virtually every country experienced a significant downturn. Investors flocked to the safety of governments and credit markets experienced an extreme sell-off. The yield on US Treasury bills reached near zero, showing that investors were willing to forgo a return on their investment in exchange for a safe place to park their cash. While global government bond yields hit or neared record lows, yield spreads on investment-grade corporate bonds shot to peaks unseen since the 1930s.

In an effort to restart borrowing, central banks around the world aggressively slashed interest rates. Official rates in the US, Switzerland and Japan are now near zero. Monetary authorities also unveiled an array of unorthodox measures including directly purchasing assets such as mortgages and long-term Treasuries. Additionally, governments in both developed and developing countries have pledged a record dose of fiscal stimulus including a mix of tax cuts and infrastructure spending to help cushion the impact of the downturn.

Challenges continued into the first quarter of 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic slowdown. Volatility remained high, although below the peaks of late 2008. Late in the quarter and into April, however, signs emerged that the deepest recession since the great depression was beginning to bottom. Optimism prevailed in April with reports of increased consumer confidence, modest growth in consumer spending and a slower pace of job losses. Credit sensitive sectors rallied strongly in April, with corporates posting their strongest monthly excess returns versus Treasuries on record for the month.

For the annual reporting period, credit markets posted a return of -3.15% with non-corporates at -0.03% outperforming corporates at -4.26%. By industry, corporate returns were mixed for the period. Outperforming industries included consumer non-cyclicals at 5.90%, aerospace/defense at 5.26% and consumer products at 4.46%. Underperforming industries included building materials at -13.08%, financial institutions at -12.45% and metals & mining at -7.13%. Intermediate credit at -1.69% outperformed long credit at -7.49% as longer-maturity securities were negatively impacted more by extraordinary market volatility. By quality, less risk averse higher rated quality tiers generally outperformed with AAA-rated debt returning 1.97%, followed by AA at -1.50%, BBB at -3.65% and finally A-rated debt at -5.88%.

The global economy and financial markets continue to face real challenges. The timing of recovery remains unclear and uncertainty still surrounds government actions and their impact on the economy. However, the Fund’s Corporate Income Shares Investment Team (the “Team”) believes that powerful forces for a recovery are gathering. Across the capital markets, strong recoveries typically follow very

2	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

weak periods. These market upturns tend to come swiftly, often before there is solid evidence of an economic turnaround (i.e. April/May 2009’s strong rebound in equity and credit sensitive markets).

The Team believes the recent turmoil has created opportunities not seen in generations. While Fund performance tracked the indices lower as the credit crisis deepened, the Team believes the Fund is well positioned for recovery.

The recent turmoil has created compelling valuations in fixed-income markets and wide yield spreads are compensating investors generously as they wait for a recovery. Risk premiums over governments are near historic highs in many industries. The Team believes more than at any time in recent history, investors are likely to be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. The Fund is relatively new and has been in existence for less than three years. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital US Credit Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index comprises the Barclays Capital US Corporate Index and the Barclays Capital US Non-Corporate Credit Index (the non-native currency subcomponent of the Barclays Capital US Government-Related Index). An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Price fluctuation in the Fund’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. The Fund can utilize leverage as an investment strategy. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s investments. The Fund may create leverage through the use of derivatives. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. The Fund is subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objective, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Corporate Income Shares	9.79%	-7.76%

Barclays Capital* US Credit Index	11.47%	-3.15%

* Formerly Lehman Brothers.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/11/06* TO 4/30/09

*Since the Portfolio’s Inception on 12/11/06.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Corporate Income Shares (from 12/11/06 to 4/30/09) as compared to the performance of the Fund’s benchmark.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2009
Returns

1 Year	-7.76%
Since Inception*	-1.96%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
Returns

1 Year	-10.11%
Since Inception*	-3.36%

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratio as 0.35% and the Fund’s net expense ratio as 0.00%, reflecting the fact that the Adviser is absorbing all expenses of operating the Fund, except extraordinary expenses, and is waiving any fees from the Fund. The Fund is an integral part of “wrap fee” programs sponsored by investment advisers unaffiliated with the Fund or the Adviser. Typically, participants in these programs pay a “wrap” fee to their investment adviser for all costs and expenses of the wrap-fee program, including investment advice and portfolio execution. The Fund’s total operating expense ratio reflects the estimated portion of the wrap fee attributable to the management of the Fund. Absent reimbursements or waivers, performance would have been lower.

*	Inception Date: 12/11/06.

See Historical Performance disclosures on page 4.

6	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008		Ending Account Value April 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,097.90	$1,024.79	$0.00	$0.00
*	Expenses are equal to the Fund’s annualized expense ratio of 0.00%. The Fund’s expenses are borne by the Adviser or it affiliates.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	7

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $57.0

*	All data are as of April 30, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The issuer classifications presented herein are based on the Barclays Capital Fixed Income Indices developed by Barclays Capital. The fund components are divided either into duration, country, bond ratings or corporate sectors as classified by Barclays Capital. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2009

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 88.3%
Industrial – 44.0%
Basic – 4.3%
Commercial Metals Co. 7.35%, 8/15/18	$400	$286,520
The Dow Chemical Co. 7.375%, 11/01/29	430	305,405
Eastman Chemical Co. 7.25%, 1/15/24	305	261,461
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	490	482,650
International Paper Co. 7.95%, 6/15/18	400	347,981
The Mosaic Co. 7.625%, 12/01/16(a)(b)	225	226,125
PPG Industries, Inc. 5.75%, 3/15/13	170	173,005
6.65%, 3/15/18	85	81,264
Weyerhaeuser Co. 8.50%, 1/15/25	360	272,671

		2,437,082

Capital Goods – 3.9%
Boeing Co. 6.00%, 3/15/19	140	147,220
Caterpillar, Inc. 7.375%, 3/01/97	445	400,191
CRH America, Inc. 5.30%, 10/15/13	695	584,639
Dover Corp. 5.45%, 3/15/18	350	354,390
General Electric Co. 5.25%, 12/06/17	520	492,076
Vulcan Materials Co. 7.00%, 6/15/18	295	256,444

		2,234,960

Communications - Media – 5.1%
CBS Corp. 5.625%, 8/15/12	220	211,441
7.875%, 7/30/30	85	59,871
Comcast Cable Communications Holdings, Inc. 8.875%, 5/01/17	175	196,251
9.455%, 11/15/22	455	528,755
News America Holdings, Inc. 8.875%, 4/26/23	415	394,871
RR Donnelley & Sons Co. 4.95%, 4/01/14	675	516,830
5.50%, 5/15/15	210	158,331

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

TCI Communications, Inc. 7.875%, 2/15/26	$150	$143,600
Time Warner Entertainment Co. LP 8.875%, 10/01/12	350	377,860
10.15%, 5/01/12	270	304,241

		2,892,051

Communications - Telecommunications – 5.6%
Ameritech Capital Funding Corp. 6.45%, 1/15/18	605	588,996
6.55%, 1/15/28	760	634,509
Bellsouth Capital Funding Corp. 7.12%, 7/15/97	565	454,401
Embarq Corp. 6.738%, 6/01/13	150	144,750
Qwest Corp. 7.625%, 6/15/15	185	175,287
8.875%, 3/15/12	100	101,500
US Cellular Corp. 6.70%, 12/15/33	135	106,613
Valor Telecommunications Enterprises LLC/Finance Corp. 7.75%, 2/15/15	55	54,175
Verizon New York, Inc. Series B 7.375%, 4/01/32	595	547,317
Verizon Virginia, Inc. Series A 4.625%, 3/15/13	375	368,279

		3,175,827

Consumer Cyclical - Automotive – 1.5%
Daimler Finance North America LLC 7.30%, 1/15/12	310	313,582
Johnson Controls, Inc. 5.50%, 1/15/16	635	552,536

		866,118

Consumer Cyclical - Entertainment – 1.0%
Historic TW, Inc. 9.125%, 1/15/13	80	85,327
Time Warner Cos, Inc. 7.57%, 2/01/24	120	110,395
Turner Broadcasting System, Inc. 8.375%, 7/01/13	350	362,706

		558,428

Consumer Cyclical - Other – 1.3%
Marriott International, Inc. Series J 5.625%, 2/15/13	250	234,191

10	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Toll Brothers Finance Corp. 5.15%, 5/15/15	$620	$504,610

		738,801

Consumer Cyclical - Retailers – 1.2%
Home Depot, Inc. 5.40%, 3/01/16	315	302,567
Kohls Corp. 6.25%, 12/15/17	255	246,431
Nordstrom, Inc. 7.00%, 1/15/38	160	124,475

		673,473

Consumer Non-Cyclical – 11.6%
Abbott Laboratories 4.35%, 3/15/14	305	313,871
Allergan, Inc. 5.75%, 4/01/16	520	498,302
AmerisourceBergen Corp. 5.875%, 9/15/15	305	292,710
Amgen, Inc. 4.85%, 11/18/14	320	328,756
Anheuser-Busch Cos, Inc. 5.50%, 1/15/18	210	198,594
6.50%, 2/01/43	250	195,801
Archer-Daniels-Midland Co. 8.375%, 4/15/17	245	290,645
Avon Products, Inc. 6.50%, 3/01/19	145	148,470
Bristol-Myers Squibb Co. 6.875%, 8/01/97	275	258,269
Bunge Ltd. Finance Corp. 5.35%, 4/15/14	705	630,859
ConAgra Foods, Inc. 9.75%, 3/01/21	300	358,284
Fisher Scientific International, Inc. 6.125%, 7/01/15	140	139,300
Fortune Brands, Inc. 5.375%, 1/15/16	100	87,316
The Kroger Co. 7.50%, 4/01/31	435	474,638
Merck & Co., Inc. 4.375%, 2/15/13	325	337,986
Pepsi Bottling Group, Inc. Series B 7.00%, 3/01/29	127	138,487
Pfizer, Inc. 5.35%, 3/15/15	135	145,123
Quest Diagnostics, Inc. 5.45%, 11/01/15	370	345,018

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Reynolds American, Inc. 7.30%, 7/15/15	$165	$150,464
Safeway, Inc. 7.25%, 2/01/31	570	612,369
Sara Lee Corp. 3.875%, 6/15/13	340	325,716
Schering-Plough Corp. 5.55%, 12/01/13	315	333,978

		6,604,956

Energy – 2.8%
Amerada Hess Corp. 7.875%, 10/01/29	154	146,151
ConocoPhillips 6.65%, 7/15/18	390	412,754
Duke Capital LLC 8.00%, 10/01/19	155	153,473
Halliburton Co. 7.60%, 8/15/96(a)	240	232,916
Nabors Industries, Inc. 9.25%, 1/15/19(a)	150	141,574
Noble Energy, Inc. 8.25%, 3/01/19	143	155,837
The Premcor Refining Group, Inc. 7.50%, 6/15/15	366	363,924

		1,606,629

Services – 0.8%
The Western Union Co. 5.93%, 10/01/16	515	492,015

Technology – 3.2%
Cisco Systems, Inc. 5.25%, 2/22/11	132	140,341
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	305	326,214
International Business Machines Corp. 7.125%, 12/01/96	445	440,339
Motorola, Inc. 6.50%, 9/01/25-11/15/28	560	411,700
Oracle Corp. 5.75%, 4/15/18	135	143,025
Xerox Corp. 6.40%, 3/15/16	325	266,500
7.625%, 6/15/13	100	92,000

		1,820,119

Transportation - Airlines – 0.9%
Southwest Airlines Co. 5.25%, 10/01/14	550	507,490

12	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.8%
CSX Corp. 7.90%, 5/01/17	$460	$484,428

		25,092,377

Financial Institutions – 36.1%
Banking – 22.9%
Bank of America Corp. 5.42%, 3/15/17	500	352,276
The Bear Stearns Co., Inc. 5.55%, 1/22/17	575	511,445
Capital One Financial Corp. 6.15%, 9/01/16	168	101,502
Citigroup, Inc. 4.875%, 5/07/15	570	369,050
5.00%, 9/15/14	565	387,001
5.50%, 2/15/17	320	220,636
5.85%, 7/02/13	365	326,682
6.125%, 8/25/36	115	68,014
Comerica Bank 5.75%, 11/21/16	560	414,594
Countrywide Financial Corp. 6.25%, 5/15/16	318	236,594
Credit Suisse USA, Inc. 5.125%, 8/15/15	550	535,092
Fifth Third Bancorp 6.25%, 5/01/13	520	482,248
Fifth Third Bank 4.75%, 2/01/15	395	287,186
First Union Institutional Capital I 8.04%, 12/01/26	360	236,690
FleetBoston Financial Corp. 6.875%, 1/15/28	180	110,862
The Goldman Sachs Group, Inc. 5.125%, 1/15/15	250	236,902
5.625%, 1/15/17	530	454,046
6.125%, 2/15/33	815	710,027
HSBC Bank USA 4.625%, 4/01/14	475	461,605
JP Morgan Chase & Co. 4.75%, 5/01/13	345	342,773
5.375%, 1/15/14	515	524,307
6.125%, 6/27/17	255	238,002
JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37	300	219,636
Manufacturers & Traders Trust Co. 5.629%, 12/01/21(c)	270	169,835

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Marshall & Ilsley Bank 4.85%, 6/16/15	$300	$199,925
Merrill Lynch & Co., Inc. 5.70%, 5/02/17	190	124,563
6.11%, 1/29/37	440	257,042
6.15%, 4/25/13	520	478,088
Morgan Stanley 5.05%, 1/21/11	535	532,160
5.30%, 3/01/13	160	155,709
6.00%, 4/28/15	100	94,461
7.25%, 4/01/32	130	119,820
National City Bank 5.80%, 6/07/17	395	350,308
PNC Bank NA 5.25%, 1/15/17	250	209,150
SouthTrust Corp. 5.80%, 6/15/14	500	437,593
Sovereign Bank 5.125%, 3/15/13	335	273,171
State Street Corp. 5.375%, 4/30/17	95	84,289
Union Bank of California 5.95%, 5/11/16	555	425,711
Union Planters Corp. 7.75%, 3/01/11	341	326,246
Wachovia Corp. 4.875%, 2/15/14	200	174,973
5.25%, 8/01/14	360	319,954
Wells Fargo & Co. 4.375%, 1/31/13	410	394,641
4.625%, 4/15/14	100	87,967

		13,042,776

Brokerage – 0.5%
Ameriprise Financial, Inc. 5.65%, 11/15/15	200	173,517
Schwab Capital Trust I 7.50%, 11/15/37(c)	145	100,568

		274,085

Finance – 3.2%
General Electric Capital Corp. 4.875%, 3/04/15	90	84,031
5.40%, 2/15/17	520	453,315
6.375%, 11/15/67(c)	520	298,476
HSBC Finance Capital Trust IX 5.911%, 11/30/35(c)	570	259,025
International Lease Finance Corp. 5.625%, 9/20/13	530	298,632
Series MTN 5.65%, 6/01/14	106	61,863

14	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SLM Corp. 5.05%, 11/14/14	$385	$221,799
5.45%, 4/25/11	180	147,644

		1,824,785

Insurance – 6.1%
Ace INA Holdings, Inc. 5.875%, 6/15/14	225	223,553
Aetna, Inc. 6.00%, 6/15/16	360	346,078
The Allstate Corp. 6.125%, 2/15/12	165	163,352
Assurant, Inc. 5.625%, 2/15/14	110	87,715
Fund American Cos, Inc. 5.875%, 5/15/13	635	494,434
GE Global Insur 7.00%, 2/15/26	290	226,768
Genworth Financial, Inc. 4.95%, 10/01/15	510	149,603
Series MTN 6.515%, 5/22/18	180	57,119
Hartford Financial Services Group, Inc. 6.10%, 10/01/41	330	172,913
Humana, Inc. 6.45%, 6/01/16	215	179,846
Marsh & McLennan Cos, Inc. 5.15%, 9/15/10	295	290,984
5.375%, 7/15/14	165	143,770
Prudential Financial, Inc. Series MTN 5.15%, 1/15/13	130	105,541
Series MTNB 4.50%, 7/15/13	285	231,869
The Travelers Cos, Inc. 6.25%, 6/20/16	230	232,047
UnitedHealth Group, Inc. 4.875%, 3/15/15	140	131,017
WellPoint, Inc. 5.00%, 1/15/11	250	253,562

		3,490,171

REITS – 3.4%
ERP Operating LP 5.25%, 9/15/14	560	482,953
Health Care Property Investors, Inc. 5.65%, 12/15/13	585	510,985
Health Care REIT, Inc. 6.20%, 6/01/16	585	460,296

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Simon Property Group LP 5.625%, 8/15/14	$575	$497,415

		1,951,649

		20,583,466

Utility – 8.2%
Electric – 5.6%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11	295	303,534
8.25%, 4/15/12(a)	95	95,947
Consolidated Edison Co. of New York, Inc. Series 05-C 5.375%, 12/15/15	115	115,316
Constellation Energy Group, Inc. 4.55%, 6/15/15	140	113,908
Consumers Energy Co. Series D 5.375%, 4/15/13	165	167,533
Dominion Resources, Inc. 7.50%, 6/30/66(c)	370	233,100
Series 06-B 6.30%, 9/30/66(c)	315	179,550
Series C 5.15%, 7/15/15	80	77,626
FirstEnergy Corp. Series C 7.375%, 11/15/31	167	142,373
MidAmerican Energy Co. 4.65%, 10/01/14	285	291,259
Nisource Finance Corp. 5.40%, 7/15/14	710	614,251
6.15%, 3/01/13	130	120,384
Pacific Gas & Electric Co. 4.80%, 3/01/14	195	200,554
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67(c)	370	214,600
PSEG Power LLC 6.95%, 6/01/12	105	107,486
Public Service Company of Colorado Series 10 7.875%, 10/01/12	170	188,536

		3,165,957

Natural Gas – 2.6%
CenterPoint Energy Resources Corp. Series B 7.875%, 4/01/13	115	120,604
Colorado Interstate Gas Co. 6.80%, 11/15/15	115	114,258

16	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy Transfer Partners LP 6.125%, 2/15/17	$535	$491,368
Enterprise Products Operating LP 7.50%, 2/01/11	360	370,006
Kinder Morgan Energy Partners LP 7.40%, 3/15/31	95	83,664
Southern Union Co. 7.60%, 2/01/24	60	48,214
Williams Co., Inc. 7.625%, 7/15/19	285	280,725

		1,508,839

		4,674,796

Total Corporates – Investment Grades (cost $58,467,337)		50,350,639

CORPORATES - NON-INVESTMENT GRADES – 4.8%
Industrial – 3.0%
Basic – 0.6%
United States Steel Corp. 6.05%, 6/01/17	550	378,183

Capital Goods – 1.9%
Masco Corp. 4.80%, 6/15/15	680	496,601
Mohawk Industries, Inc. 6.625%, 1/15/16	525	445,045
Textron Financial Corp. 5.40%, 4/28/13	170	124,993

		1,066,639

Consumer Cyclical - Other – 0.5%
Sheraton Holding Corp. 7.375%, 11/15/15	360	292,500

		1,737,322

Financial Institutions – 1.8%
Banking – 1.0%
BankAmerica Capital II Series 2 8.00%, 12/15/26	237	141,949
RBS Capital Trust I 4.709%, 12/29/49(c)	340	122,400
RBS Capital Trust III 5.512%, 9/29/49(c)	500	185,000
Zions Banc Corp. 5.50%, 11/16/15	155	80,882
5.65%, 5/15/14	75	35,028

		565,259

Finance – 0.6%
CIT Group, Inc. 5.40%, 1/30/16	605	318,175

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 0.2%
American International Group, Inc. 6.25%, 3/15/37	$495	$61,875
Genworth Financial, Inc. 6.15%, 11/15/66(c)	575	80,301

		142,176

		1,025,610

Total Corporates – Non-Investment Grades (cost $5,095,230)		2,762,932

GOVERNMENTS - TREASURIES – 1.6%
Treasuries – 1.6%
United States – 1.6%
U.S. Treasury Bonds 5.00%, 5/15/37 (cost $909,387)	770	888,869

AGENCIES – 1.5%
Agency Debentures – 1.5%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	280	281,779
JPMorgan Chase & Co. – FDIC Insured Series 2 2.125%, 6/22/12	280	280,624
Wells Fargo & Co. – FDIC Insured 2.125%, 6/15/12	280	281,934

Total Agencies (cost $844,337)		844,337

Total Investments – 96.2% (cost $65,316,291)		54,846,777
Other assets less liabilities – 3.8%		2,147,399

Net Assets – 100.0%		$56,994,176

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate market value of these securities amounted to $696,562 or 1.2% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2009.

(c)	Variable rate coupon, rate shown as of April 30, 2009.

Glossary:

FDIC – Federal Deposit Insurance Corporation

MTN – Medium Term Note

REIT – Real Estate Investment Trust

See notes to financial statements.

18	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2009

Assets
Investments in securities, at value (cost $65,316,291)	$54,846,777
Cash	841,282
Interest receivable	1,051,427
Receivable for investment securities sold	454,195
Receivable for shares of beneficial interest sold	52,881

Total assets	57,246,562

Liabilities
Payable for shares of beneficial interest redeemed	138,788
Dividends payable	113,598

Total liabilities	252,386

Net Assets	$56,994,176

Composition of Net Assets
Shares of beneficial interest, at par	$69
Additional paid-in capital	71,732,841
Undistributed net investment income	73,418
Accumulated net realized loss on investment transactions	(4,342,638)
Net unrealized depreciation on investments	(10,469,514)

$56,994,176

Net Asset Value Per Share—unlimited shares of beneficial interest authorized, $.00001 par value (based on 6,907,056 common shares outstanding)	$8.25

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2009

Investment Income
Interest	$4,656,797

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions	(3,348,583)
Net change in unrealized appreciation/depreciation of investments	(8,031,893)

Net loss on investment transactions	(11,380,476)

Net Decrease in Net Assets from Operations	$(6,723,679)

See notes to financial statements.

20	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2009		Year Ended April 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,656,797		$5,040,453
Net realized loss on investment transactions	(3,348,583)		(930,338)
Net change in unrealized appreciation/depreciation of investments	(8,031,893)		(2,081,113)
Contributions from Adviser (see Note B)	– 0	–	15,585

Net increase (decrease) in net assets from operations	(6,723,679)		2,044,587
Dividends to Shareholders from
Net investment income	(4,656,797)		(5,040,453)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(18,455,698)		699,311

Total decrease	(29,836,174)		(2,296,555)
Net Assets
Beginning of period	86,830,350		89,126,905

End of period (including undistributed net investment income of $73,418 and $70,667, respectively)	$56,994,176		$86,830,350

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently having one separate portfolio: AllianceBernstein Corporate Income Shares (the “Portfolio”). AllianceBernstein Corporate Income Shares is considered to be a separate entity for financial reporting and tax purposes. The Portfolio commenced investment operations on December 11, 2006. Prior to the commencement of investment operations on December 11, 2006, the Portfolio had no operations other than the sale to the Adviser of 10,000 Portfolio shares for $10 each for the aggregate amount of $100,000 on May 17, 2006.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by the Adviser. The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued

22	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective May 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	23

Notes to Financial Statements

assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2009:

Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		54,846,777			– 0	–
Level 3		– 0	–		– 0	–

Total		$54,846,777		$	– 0	–

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To

24	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

During the year ended April 30, 2008, the Adviser reimbursed the Portfolio $15,585 for trading losses incurred due to a trade entry error.

The Portfolio has entered into a Distribution Agreement (the “Agreement”) with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Underwriter receives no fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. ABIS receives no fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended April 30, 2009 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$16,349,888	$30,759,525
U.S. government securities	1,636,231	6,118,557

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$65,366,562

Gross unrealized appreciation	$244,822
Gross unrealized depreciation	(10,764,607)

Net unrealized depreciation	$(10,519,785)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	25

Notes to Financial Statements

NOTE D

Capital Stock

Transactions in shares of beneficial interest were as follows:

	Shares		Amount
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008

Class A
Shares sold	1,722,870	2,530,105	$14,602,971	$24,484,305

Shares redeemed	(3,898,891)	(2,456,360)	(33,058,669)	(23,784,994)

Net increase (decrease)	(2,176,021)	73,745	$(18,455,698)	$699,311

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended April 30, 2009 and April 30, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$4,656,797	$5,040,453

Total taxable distributions	4,656,797	5,040,453

Total distributions paid	$4,656,797	$5,040,453

26	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

As of April 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$187,016
Accumulated capital and other losses	(4,292,367	)(a)
Unrealized appreciation/(depreciation)	(10,519,785	)(b)

Total accumulated earnings/(deficit)	$(14,625,136	)(c)

(a)

On April 30, 2009, the Fund had capital loss carryforward of $2,784,306 of which $591,158 expires in 2016, and $2,193,148 expires in 2017. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the fiscal year ended April 30, 2009, the Fund deferred to May 1, 2009, post-October capital losses of $1,508,061.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences due to consent fee reclassification, resulted in an increase to both undistributed net investment income and accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	27

Notes to Financial Statements

claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

28	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended April 30,		December 11, 2006(a) to April 30, 2007
	2009	2008

Net asset value, beginning of period	$ 9.56	$ 9.89	$ 10.00

Income From Investment Operations
Net investment income(b)	.57	.56	.21
Net realized and unrealized loss on investment transactions	(1.31)	(.33)	(.11)

Net increase (decrease) in net asset value from operations	(.74)	.23	.10

Less: Dividends
Dividends from net investment income	(.57)	(.56)	(.21)

Net asset value, end of period	$ 8.25	$ 9.56	$ 9.89

Total Return
Total investment return based on net asset value(c)	(7.76)%	2.38%	1.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,994	$86,830	$89,127
Ratio to average net assets of:
Net investment income	6.56%	5.73%	5.58	%(d)
Portfolio turnover rate	26%	58%	33%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	29

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Trustees and Shareholders

AllianceBernstein Corporate Income Shares

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Corporate Income Shares (the Portfolio) as of April 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 11, 2006 (commencement of operations) to April 30, 2007. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Corporate Income Shares as of April 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 11, 2006 to April 30, 2007, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 24, 2009

30	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For foreign shareholders, the Fund designates 99.94% of its ordinary dividends as interest related dividends.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	31

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
Michael J. Downey(1)
D. James Guzy(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Douglas J. Peebles, Senior Vice President

Lawrence J. Shaw(2), Senior Vice President

Shawn E. Keegan(2), Vice President Joel J. McKoan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Corporate Income Shares Investment Team. Messrs. Shawn E. Keegan, Joel J. McKoan and Lawrence J. Shaw are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

32	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, + 76 (2004)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	91	None

John H. Dobkin, # 67 (2004)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	89	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	89	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a director of the Intel Corporation (semi- conductors) until May 2008.	89	Cirrus Logic Corporation (semi- conductors)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	33

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. She was formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	89	None

Marshall C. Turner, Jr., # 67 (2005)	He was Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	89	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

34	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook, and member of the Advisory Board of Sustainable Forestry Management Limited.	89	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	35

Trustees and Officers Information

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** since July 2008; Executive Managing Director AllianceBernstein Investments, Inc. (“ABI”)** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein, 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Douglas J. Peebles, 43	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2004.

Lawrence J. Shaw, 58	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Shawn E. Keegan, 37	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2004.

Joel J. McKoan 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Emilie D. Wrapp, 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2004.

Joseph J. Mantineo, 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2004.

36	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Phyllis J. Clarke, 48	Controller	Assistant Vice President of ABIS,** with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	37

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Corporate Shares (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on November 4-6, 2008. AllianceBernstein Corporate Income Shares is the Fund’s sole portfolio or series and is referred to as the “Fund”.

Prior to approval of the continuance of the Advisory Agreement in respect of the Fund, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The trustees noted that the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee). The trustees also noted that no advisory fee is payable by the Fund, that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds, and that the Adviser is responsible for payment of the Fund’s ordinary expenses. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees further noted that the Adviser receives payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

38	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar year 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees considered that while the Adviser does not receive any advisory fee from the Fund or expense reimbursement, it does receive fees paid by the Sponsors. They also noted that the Adviser bears certain costs in providing services to the Fund and in paying its ordinary expenses. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including in the case of the Fund, the fact that it does not pay an advisory fee. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	39

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable to it by the Sponsors whose clients invest in the Fund. The trustees noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2008 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Fund as compared with that of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing the Fund’s performance as compared with the Barclays Capital U.S. Credit Index (the “Index”), in each case for the 1-year period ended July 31, 2008, and (in the case of the Index) the since inception period (December 2006 inception). The directors noted that the Fund was in the 5th quintile of the Performance Universe for the 1-year period and that the Fund underperformed the Index in the 1-year and since inception periods. Based on their review, and taking into account the Fund’s limited performance record, the directors concluded that the Fund’s relative performance had been acceptable.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families under a wrap fee program similar to that of the Fund as well as expense ratio information. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees reviewed the fee arrangements between the Adviser and each of the current Sponsors and noted that such fees were negotiated on an arm’s length basis and were within the range of fees paid by wrap fee sponsors to other advisers of similar funds. The trustees noted that although the Adviser’s fee arrangements with the Sponsors vary, a portion of such fees (less the expenses of the Fund to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund and that the Adviser believes that while the Sponsors pay the Adviser different fee rates, the rate of fee attributable to portfolio management at the Fund level is the same for all Sponsors. The trustees also considered the fee rate schedules used by other registered investment companies that invest in fixed income securities that are advised by the Adviser.

40	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

The Adviser informed the trustees that there are no institutional products managed by it which have an investment style substantially similar to that of the Fund. The trustees reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients higher fees than it charged the Sponsors for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income taxable). The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

Since the Fund does not bear ordinary expenses, the trustees did not consider comparative expense information.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund and the Fund’s expense ratio is zero, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee payable to the Adviser by each of the current Sponsors declines at a breakpoint based on total assets managed by the Adviser for the Sponsors.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) with respect to AllianceBernstein Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Adviser proposed that the Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Trust is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients. Since SMA clients pay their wrap program

1	It should be noted that the Senior Officer’s evaluation was completed on October 22, 2008.

2	Future references to the Portfolio do not include “AllianceBernstein.

42	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

provider a unitary fee for managing all investments of their portfolio, the Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio’s net assets on September 30, 2008 is set forth below:

Portfolio	Net Assets ($MM)
Corporate Income Shares	$72.5

The Portfolio, which offers only one no-load class of shares, is distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio is reimbursed by the Adviser for its operating expenses, the Portfolio does not have a distribution plan pursuant to Rule 12b-1 under the 40 Act. Set forth below are the Portfolio’s annual operating expenses in percentages:

Annual Operating Expenses	%
Advisory Fees[3]	0.35%
Distribution Fees	0.00%
Other Expenses	0.00%
Fee Waiver / Reimbursements	-0.35%

Net Expenses	0.00%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing

3	This amount reflects the portion of the wrap fee the expected initial client is expected to pay to the Adviser for managing and bearing all expenses of the Portfolio.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	43

the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The advisory fee schedule of the AllianceBernstein Mutual Funds (“ABMF”), implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Set forth below is the fee schedule of the appropriate category and what would have been the effective advisory fee of the Portfolio had the NYAG related fee schedule been applicable to the Portfolio:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee
Corporate Income Shares	High Income	50 bp on 1st $2.5 billion 45 bp on the next $2.5 billion 40 bp on the balance	0.500%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fee arrangements of the Portfolio with those of other investment companies receiving similar services from other investment advisers.4

4	Only zero fee no-load funds that participated in a wrap fee program were considered for inclusion in the Fund’s EG, regardless of the Lipper investment classification/objective of the Funds’ peers. The Fund’s EG includes the Fund, which is classified by Lipper as “A-rated Corporate Debt”, two U.S. Mortgage funds and one TIPS fund.

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Each peer selected by Lipper had a similar fee arrangement as the Portfolio, which is to say that with respect to the Portfolio’s peers, all fund expenses, including management fees5 were reimbursed by the investment adviser.6

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee to the Portfolio. However, the Adviser does profit indirectly through the advisory fees that it receives from SMA clients that invest in the Portfolio. The profitability of the Portfolio, which was positive in 2007, was calculated using a weighted average of the profitability of the SMA clients, in addition to any fund specific revenue or expense item.

AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”), affiliates of the Adviser, serve as the Portfolio’s underwriter and transfer agent, respectively. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. However, neither ABI nor ABIS receive a fee for serving as the Portfolio’s underwriter and transfer agent.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,7 subsidies and enhancement to services. Based on

5	“Management Fee” is the fee attributable to the management and bearing of expenses of the funds (not the management of the wrap fee program). In each case the advisory contract provides for an advisory or management fee of zero.

6	Each of the Portfolio’s peers had an estimated net operating expense ratio of 32 basis points before full reimbursement.

7	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	45

some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli8 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.9 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $590 billion as of September 30, 2008, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

8	The Deli study was originally published in 2002 based on 1997 data.

9	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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The information below, prepared by Lipper, shows the 1 year gross performance return of the Portfolio relative to its Lipper Performance Universe (“PU”)10 for the period ended July 31, 2008:

	Portfolio Return (%)	PU Median (%)	PU Rank
1 Year	0.91	5.20	18/21

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold) and its benchmark:11

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	Since Inception (%)
Corporate Income Shares	0.91	0.51
Lehman Brothers U.S. Credit Index	2.85	2.50
Inception Date: December 11, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion with respect to the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

10	A Performance Universe comprises all funds within the same investment classification/objective. The Portfolio’s PU consists of the Fund and all retail no-load A rated corporate debt funds, regardless of asset size or primary channel of distribution. A load specific restriction was implemented by Lipper at the request of the Senior Officer and the Adviser.

11	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2008.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

48	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0151-0409

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director William H. Foulk, Jr. qualifies as an audit committee financial expert.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal year, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation

				Audit - Related
			Audit Fees	Fees	Tax Fees
AB Corp Income Shares*	2008	**	$32,000	$—	$—
	2009	***	$33,600	$2,100	$11,350

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.
**	Represents amounts paid during fiscal year 2008.
***	Represents amounts billed for services performed during fiscal year 2009.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Corp Income Shares	2008	$336,000	$—
			$—
			$—
	2009	$183,043	$—
			$—
			$—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	DESCRIPTION OF EXHIBIT
12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Corporate Shares

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2009